                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 10, 2000
                    Capita Equipment Receivables Trust 1997-1

      A New York               Commission File             I.R.S. Employer
      Corporation              No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                        APRIL 10, 2000    PAYMENT DATE:  APRIL 17, 2000
COLLECTION PERIOD:                         MARCH 31, 2000


I.    INFORMATION REGARDING THE CONTRACTS

    1.  CONTRACT POOL PRINCIPAL BALANCE
        a.      Beginning of Collection Period                                 $ 357,481,570
        b.      End of Collection Period                                       $ 336,989,953
        c.      Reduction for Collection Period                                $  20,491,617
    2.  DELINQUENT SCHEDULED PAYMENTS
        a.      Beginning of Collection Period                                 $   9,974,149
        b.      End of Collection Period                                       $   8,106,231
    3.  LIQUIDATED CONTRACTS
        a.      Number of Liquidated Contracts                                           321
                with respect to Collection Period                                        ---
        b.      Required Payoff Amounts of Liquidated Contracts                $   2,198,318
        c.      Total Reserve for Liquidation Expenses                         $         -
        d.      Total Liquidation Proceeds Received                            $     171,968
        e.      Liquidation Proceeds Allocated to Owner Trust                  $     155,275
        f.      Liquidation Proceeds Allocated to Depositor                    $      16,693
        g.      Current Realized Losses                                        $   2,043,043
    4.  PREPAID CONTACTS
        a.      Number of Prepaid Contracts with respect                                 515
                to Collection Period                                                     ---
        b.      Required Payoff Amounts of Prepaid Contracts                   $   1,367,566
    5.  PURCHASED CONTRACTS (BY TCC)
        a.      Number of Contracts Purchased by TCC with                                  0
                respect to Collection Period                                               -
        b.      Required Payoff Amounts of Purchased Contracts                 $         -

6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                        --------------------------------------------------------------------------
                                                                           % OF AGGREGATE
                          NUMBER OF        % OF      AGGREGATE REQUIRED    REQUIRED PAYOFF
                          CONTRACTS      CONTRACTS     PAYOFF AMOUNTS          AMOUNTS
                        --------------------------------------------------------------------------
    a.      Current        33,971         88.80%       $ 309,047,326           89.55%
    b.      31-60 days      1,967          5.14%       $  17,954,797            5.20%
    c.      61-90 days      1,072          2.80%       $   9,847,992            2.85%
    d.      91-120 days       525          1.37%       $   3,933,224            1.14%
    e.      120+ days         720          1.88%       $   4,312,845            1.25%
    f.      Total          38,255        100.00%       $ 345,096,184          100.00%


7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

 ----------------------------------------------------------------------------------------------------------
                          % OF                  % OF                     % OF                   % OF
                        AGGREGATE             AGGREGATE               AGGREGATE               AGGREGATE
                     REQUIRED PAYOFF       REQUIRED PAYOFF         REQUIRED PAYOFF         REQUIRED PAYOFF
                         AMOUNTS               AMOUNTS                 AMOUNTS                 AMOUNTS
  COLLECTION
     PERIODS       31-60 DAYS PAST DUE   61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
 ----------------------------------------------------------------------------------------------------------
      03/31/00            5.20%                 2.85%                   1.14%                   1.25%
      02/29/00            6.39%                 2.83%                   1.32%                   1.63%
      01/31/00            5.70%                 2.42%                   1.30%                   1.55%
      12/31/99            5.66%                 2.51%                   1.39%                   1.25%
      11/30/99            5.55%                 2.46%                   1.24%                   1.39%
      10/31/99            5.24%                 2.77%                   1.17%                   1.45%
      09/30/99            5.19%                 2.14%                   1.13%                   1.38%
      08/31/99            4.43%                 2.01%                   1.19%                   1.22%
      07/31/99            4.53%                 2.14%                   1.21%                   1.27%
      06/30/99            5.01%                 2.02%                   1.19%                   1.31%
      05/31/99            5.77%                 2.37%                   1.10%                   1.38%
      04/30/99            5.01%                 2.11%                   0.86%                   1.09%
      03/31/99            5.41%                 2.06%                   0.92%                   1.15%
      02/28/99            5.60%                 2.08%                   1.15%                   1.24%
      01/31/99            5.46%                 2.19%                   0.94%                   1.11%
      12/31/98            5.26%                 1.86%                   0.90%                   0.93%
      11/30/98            5.07%                 1.66%                   0.78%                   0.88%
      10/31/98            3.93%                 1.32%                   0.66%                   0.98%
      09/30/98            3.98%                 1.18%                   0.62%                   0.94%
      08/31/98            3.34%                 1.23%                   0.53%                   0.60%
      07/31/98            3.28%                 1.12%                   0.52%                   0.85%
      06/30/98            2.76%                 1.14%                   0.58%                   0.81%
      05/31/98            3.63%                 1.12%                   0.61%                   0.75%
      04/30/98            3.46%                 1.03%                   0.63%                   0.69%
      3/31/98             3.30%                 1.26%                   0.51%                   0.63%
      2/28/98             6.09%                 1.42%                   0.59%                   0.52%
      1/31/98             3.34%                 0.96%                   0.41%                   0.26%
      12/31/97            3.17%                 0.86%                   0.36%                   0.01%
      11/30/97            2.89%                 0.49%                   0.00%                   0.00%


8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                          ------------------------------------------------------------------------------------
                                                COLLECTION       3 COLLECTION     6 COLLECTION PERIODS     CUMULATIVE SINCE
                                                  PERIOD        PERIODS ENDING           ENDING              CUT-OFF DATE
                                                 MARCH-00          MARCH-00             MARCH-00
                                          ------------------------------------------------------------------------------------
a.   Number of Liquidated Contracts              321               827                1,933                  7,466
b.   Number of Liquidated                      0.424%            1.093%               2.555%                 9.869%
     Contracts as a Percentage
     of Initial Contracts
c.   Required Payoff Amounts of               2,198,318         4,827,568           11,114,223             62,971,711
     Liquidated Contracts
d.   Liquidation Proceeds Allocated            155,275           898,967            3,204,134               9,851,488
     to Owner Trust
e.   Aggregate Current Realized               2,043,043         3,928,601           7,910,089              53,120,222
     Losses
f.   Aggregate Current Realized                0.178%            0.343%               0.690%                 4.631%

     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance



 II.   INFORMATION REGARDING THE SECURITIES

1.  SUMMARY OF BALANCE INFORMATION

       ----------------------------------------------------------------------------------------------------------------------------
                                        PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
             CLASS            COUPON        APRIL 17, 2000           APRIL 17, 2000        MARCH 15, 2000          MARCH 15, 2000
                               RATE          PAYMENT DATE             PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
       ----------------------------------------------------------------------------------------------------------------------------
    a. Class A-1 Notes       5.790000%            $0                    0.00000                  $0                    0.00000
    b. Class A-2 Notes       6.030000%            $0                    0.00000                  $0                    0.00000
    c. Class A-3 Notes       6.120000%            $0                    0.00000                  $0                    0.00000
    d. Class A-4 Notes       6.190000%       $217,533,803               0.83279             $237,643,927               0.90978
    e. Class A-5 Notes       6.128750%        $24,332,381               0.23174              $26,581,812               0.25316
    f. Class B Notes         6.450000%        $68,820,000               1.00000              $68,820,000               1.00000
    g. Class C Notes
       (Quarterly Paying)    6.480000%        $34,410,000               1.00000              $34,410,000               1.00000
    h. Total                   N.A.          $345,096,184               0.30088             $367,455,739               0.32038


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 345,096,184 and the CCA Balance is $ 36,750,377.



2.  MONTHLY PRINCIPAL AMOUNT
    a.      Principal Balance of Notes                                                                         $      367,455,739
            (End of Prior Collection Period)
    b.      Contract Pool Principal Balance (End of Collection Period)                                         $      336,989,953
    c.      Monthly Principal Amount                                                                           $       30,465,786
3.  GROSS COLLECTIONS
    a.      Scheduled Payments Received                                                                        $       21,309,448
    b.      Liquidation Proceeds Allocated to Owner Trust                                                      $          155,275
    c.      Required Payoff Amounts of Prepaid Contracts                                                       $        1,367,566
    d.      Required Payoff Amounts of Purchased Contracts                                                     $              -
    e.      Proceeds of Clean-up Call                                                                          $              -
    f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts                  $           79,949
    g.      Extension Fees Allocated to Owner Trust                                                            $              -
    h.      Total Gross Collections (sum of (a) through (g))                                                   $       22,912,238
4.  DETERMINATION OF AVAILABLE FUNDS
    a.      Total Gross Collections                                                                            $       22,912,238
    b.      Withdrawal from Cash Collateral Account                                                            $        1,739,709
    c.      Total Available Funds                                                                              $       24,651,946
5.  CLASS A-5 SWAP
    a.      Payment Details
            1- Class A-5 Assumed Fixed Rate                                                                              6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                           0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                                                   6.128750%
            4- Class A-5 Interest Rate Day Count(Actual/360)                                                            0.0916667
            5- Class A-5 Principal Amount                                                                      $       26,581,812
    b.      Net Payment Calculation

            1- Class A-5 Assumed Fixed Payment                                                                 $           138,447
            2- Class A-5  Interest Payment                                                                     $           149,337
            3- Net Class A-5 Swap Payment From/(To) the Trust                                                  $           (10,890)





6.  APPLICATION OF AVAILABLE FUNDS

    -----------------------------------------------------------------------------------------------------------
                     ITEM                                         AMOUNT           REMAINING AVAILABLE FUNDS
    -----------------------------------------------------------------------------------------------------------
    a.      Total Available Funds                                                         24,651,946
    b.      Servicing Fee                                          372,377                24,279,570
    c.      Interest on Notes:
            i)         Class A-1 Notes                                 -                  24,279,570
            ii)        Class A-2 Notes                                 -                  24,279,570
            iii)       Class A-3 Notes                                 -                  24,279,570
            iv)        Class A-4 Notes                           1,225,847                23,053,723
            v)         Class A-5 Swap Net Settlement               (10,890)               23,064,613
            vi)        Class A-5 Notes                             149,337                22,915,276
            vii)       Class B Notes                               369,908                22,545,369
            vii)       Class C Funding Account                     185,814                22,359,555
    d.      Principal on Notes:
            i)         Class A-1 Notes                                 -                  22,359,555
            ii)        Class A-2 Notes                                 -                  22,359,555
            iii)       Class A-3 Notes                                 -                  22,359,555
            iv)        Class A-4 Notes                          20,110,124                 2,249,431
            v)         Class A-5 Notes                           2,249,431                       -
            vi)        Class B Notes                                   -                         -
            vii)       Class C Funding Account                         -                         -
    e.      Deposit to Cash                                            -                         -
            Collateral Account
    f.      Amount to be applied in                                    -                         -
            accordance with CCA
            Loan Agreement
    g.      Balance, if any, to Equity Certificates                    -                         -


7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

Collection Period                              February-00      March-00
Beginning Balance                                   0           185,814
Principal Deposited                                 0
Interest Deposited                              185,814         185,814
                                                -------         -------
Total Amount Available for Distribution         185,814         371,628
Amount Distributed                                 0               0
Ending Balance                                  185,814         371,628


8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

------------------------------------------------------------------------------------------------------
        ITEM                                        AMOUNT             REMAINING AVAILABLE FUNDS
------------------------------------------------------------------------------------------------------

a.      Total Available Funds                                                   371,628
b.      Interest to Class C Note Holders               0                        371,628
c.      Principal to Class C Note Holders              0                        371,628


 III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

       1.  BALANCE RECONCILIATION

           ------------------------------------------------------------------------------------------------------------------
                                                                                                         APRIL 17, 2000
                                                   ITEM                                                   PAYMENT DATE
           ------------------------------------------------------------------------------------------------------------------
           a.      Available Cash Collateral Amount (Beginning)                                            $ 39,970,737
           b.      Deposits to Cash Collateral Account (II.5(f))                                           $         -
           c.      Withdrawals from Cash Collateral Account                                                $  1,739,709
           d.      Releases of Cash Collateral Account Surplus                                             $  1,480,650
                   (Excess, if any of (a) plus (b) minus (c) over (f))
           e.      Available Cash Collateral Amount (End)                                                  $ 36,750,377
                   (Sum of (a) plus (b) minus (c) minus (d))
           f.      Requisite Cash Collateral Amount                                                        $ 36,750,377
           g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))                     $          -
       2.          CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
           a.      For Payment Dates from, and including, the
                   December  1997 Payment Date  to,
                   and including, the December 1998 Payment Date
                   1) Initial Cash Collateral Amount                                                       $ 83,153,171
           b.      For Payment Dates from, and including, the
                   November 1998 Payment Date until
                   the Final Payment Date, the sum of
                   1) 8.5% of the Contract Pool Principal Balance                                          $ 28,644,146
                   2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the                                             $  8,106,231
                   Contract Pool Principal Balance
                   3) Total ((1) plus (2))                                                                 $ 36,750,377
           c.      Floor equal to the lesser of
                   1) 2% of Cut-Off Date Contract Pool Principal                                           $ 22,938,806
                   Balance ($22,938,806); and
                   2) the Aggregate Principal Balance of the Notes                                         $ 345,096,184
           d.      Requisite Cash Collateral Amount                                                        $  36,750,377

       3.          CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
           a.      Interest Shortfalls                                                                     $          -
           b.      Principal Deficiency Amount                                                             $   1,739,709


           c.      Principal Payable at Stated Maturity Date of                                            $          -
                   Class of Notes or Equity Certificates
           d.      Total Cash Collateral Account Withdrawals                                               $   1,739,709

        IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

                         -----------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION        CLASS A-1       CLASS A-2        CLASS A-3     CLASS A-4
                                                       AMOUNTS             NOTES           NOTES            NOTES          NOTES
                         -----------------------------------------------------------------------------------------------------------
                         1. Interest Due                                   $ -             $ -              $ -        $  1,225,847
                         2. Interest Paid                                  $ -             $ -              $ -        $  1,225,847
                         3. Interest Shortfall                             $ -             $ -              $ -        $     -
                         ((1) minus (2))
                         4. Principal Due                                  $ -             $ -              $ -        $ 20,110,124
                         5. Principal Paid                                 $ -             $ -              $ -        $ 20,110,124
                         6. Total Distribution Amount                      $ -             $ 0              $ -        $ 21,335,971
                         ((2) plus (4))


                         -----------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION        CLASS A-5        CLASS B          CLASS C
                                                       AMOUNTS             NOTES           NOTES             NOTES       TOTALS
                         -----------------------------------------------------------------------------------------------------------
                         1. Interest Due                               $   149,337       $ 369,908           $ -        $  1,745,091
                         2. Interest Paid                              $   149,337       $ 369,908           $ -        $  1,745,091
                         3. Interest Shortfall                         $      -          $    -              $ -        $      -
                         ((1) minus (2))
                         4. Principal Due                              $ 2,249,431       $    -              $ -        $ 22,359,555
                         5. Principal Paid                             $ 2,249,431       $    -              $ -        $ 22,359,555
                         6. Total Distribution Amount                  $ 2,398,768       $ 369,908           $ -        $ 24,104,646
                         ((2) plus (4))




         V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

                 ----------------------------------------------------------------------------------------------------------
                                                                               AS OF END OF              AS OF END OF
                                                         ITEM                    MARCH-00                 FEBRUARY-00
                                                                            COLLECTION PERIOD          COLLECTION PERIOD
                 ----------------------------------------------------------------------------------------------------------
             1.  ORIGINAL CONTRACT CHARACTERISTICS
                 a.      Original Number of Contracts                            75,651                       N.A.
                 b.      Cut-Off Date Contract Pool                          $1,146,940,285                   N.A.
                         Principal Balance
                 c.      Original Weighted Average                                46.6                        N.A.
                          Remaining Term (in months)
                 d.      Weighted Average Original Term                           53.7                        N.A.
                         (in months)
             2.  Current Contract Characteristics
                 a.      Number of Contracts                                     38,255                      40,875

                 b.      Average Contract Principal Balance                      $8,809                      $8,746
                 c.      Weighted Average Remaining Term                          25.7                        26.4



        VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

-------------------------------------------------------        -------------------------------------------------------
PAYMENT DATE                              SINCE ISSUE           PAYMENT DATE                             SINCE ISSUE
  PERIOD                                      CPR                  PERIOD                                   CPR

-------------------------------------------------------        -------------------------------------------------------
      1               December-97          -0.436%                   16             March-99              7.336%
      2               January-98            5.709%                   17             April-99              7.666%
      3               February-98           6.693%                   18              May-99               7.937%
      4                 March-98            6.904%                   19             June-99               7.515%
      5                 April-98            7.280%                   20             July-99               7.873%
      6                 May-98              7.462%                   21            August-99              7.940%
      7                 June-98             6.903%                   22          September-99             8.047%
      8                 July-98             7.298%                   23           October-99              7.776%
      9                 August-98           7.115%                   24          November-99              7.545%
     10               September-98          7.118%                   25          December-99              7.700%
     11                October-98           6.694%                   25          January-00               7.607%
     12               November-98           6.643%                   26          February-00              8.193%
     13               December-98           7.065%                   27           March-00                8.215%
     14                January-99           7.152%                   28           April-00                8.508%
     15                February-99          7.261%


       VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 17, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer